Supplement to the
Fidelity Advisor® Leveraged Company Stock Fund
Class A, Class M, Class C, Class I and Class Z
September 28, 2019
STATEMENT OF ADDITIONAL INFORMATION

The following information supplements information found in the “Management Contract” section.

The following table provides information relating to other accounts managed by Mr. Chang as of October 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	none	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$25,372	none	$415
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Leveraged Company Stock Fund ($1,189 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of October 31, 2019, the dollar range of shares of Fidelity Advisor® Leveraged Company Stock Fund beneficially owned by Mr. Chang was none.

The following table provides information relating to other accounts managed by Mr. Notkin as of October 31, 2019:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$24,718	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Leveraged Company Stock Fund ($1,189 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of October 31, 2019, the dollar range of shares of Fidelity Advisor® Leveraged Company Stock Fund beneficially owned by Mr. Notkin was none.

ALSF-ALSFIB-20-01 1.881210.110	January 15, 2020